Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of November 1, 2024, between Innovation1 Biotech Inc., a Nevada corporation (the “Company”) and each of the several purchasers identified on the signature pages to the C Purchase Agreement (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”).

WHEREAS, the Company and the Purchasers identified on the signature pages thereto are parties to that certain Securities Purchase Agreement, dated at or about the date of this Agreement (the “Series C Purchase Agreement”), pursuant to which the Purchasers are purchasing shares (the “Series C Shares”) of the Company’s Series C Senior Convertible Preferred Stock, par value $0.001 per share, that are convertible into shares of Common Stock (defined below) of the Company; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, the parties desire to enter into this Agreement in order to grant certain registration rights to the Purchasers as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the parties agree as follows:

Section 1. Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 7(d).

“Agreement” shall have the meaning set forth in the Preamble.

“Board” shall mean the Board of Directors of the Company.

“Certificate of Designation of Preferences, Rights and Limitations of Series C Senior Convertible Preferred Stock” means that certain Certificate of Designation of Preferences, Rights and Limitations of Series C Senior Convertible Preferred Stock, filed with the Secretary of State of Nevada on November 1, 2024.

“CDI 612.09” means Section 612.09 of the Commission’s Compliance and Disclosure Interpretations.

“Closing” means the closing of the purchase and sale of the Series C Shares pursuant to the Series C Purchase Agreement.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Company” shall have the meaning set forth in the Preamble.

“Demand Registration” shall have the meaning given in Section 2(a).

“Demand Requesting Holder” shall have the meaning given in Section 2(a).

“Demanding Holders” shall have the meaning given in Section 2(a).

“Effectiveness Deadline” means in no event later than [sixty (60)] days following the Filing Deadline with respect to the Initial Registration Statement required to be filed hereunder or any other Registration Statement; provided, however, that in the event the Company is notified by the Commission that one or more of the Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the date otherwise required above.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(b).

“Event Date” shall have the meaning set forth in Section 2(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Agreement” shall have the meaning set forth in the Recitals

“Filing Deadline” means not more than [sixty (60)] days immediately after the Company’s receipt of the Demand Registration with respect to the Initial Registration Statement required hereunder, and with respect to any additional Registration Statements which may be required pursuant to Section 4(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statements related to the Registrable Securities.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 6(c).

“Indemnifying Party” shall have the meaning set forth in Section 6(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Losses” shall have the meaning set forth in Section 6(a).

“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Proceeding” means any action, claim, suit, investigation or legal proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the Commission pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Purchasers” shall have the meaning set forth in the Preamble.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registrable Securities” means (a) all of the shares of Common Stock issuable under Series C Senior Convertible Preferred Stock issued pursuant to the Series C Purchase Agreement, and (b) any securities issued or issuable upon any stock split, dividend, adjustment, or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means any registration statement required to be filed hereunder pursuant to Section 2(a) or Section 3(a) and any additional registration statements contemplated by Section 4(b), including (in each case) the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance (including CDI 612.09), comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Stockholder Questionnaire” shall have the meaning set forth in Section 4(a).

“Series C Purchase Agreement” shall have the meaning set forth in the Recitals.

“Trading Day” means a day on which the New York Stock Exchange is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the NYSE American, the OTCQB, the OTCQX, or the OTC Pink Marketplace (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Certificate of Designation of Preferences, Rights and Limitations of Series C Senior Convertible Preferred Stock, the Series C Purchase Agreement, all schedules and exhibits thereto and hereto, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Empire Stock Transfer, Inc., 1859 Whitney Mesa Dr. Henderson, NV 89014, and any successor transfer agent of the Company.

Section 2. Demand Registration.

(a) Request for Registration. Subject to the provisions of Section 2(d) hereof, commencing any time from and after Sixty (60) days after the Closing, Holders holding at a majority in interest of the then-outstanding number of Registrable Securities held by all Holders (such Holders, the “Demanding Holders”) may make a written demand for Registration of all or part of their Registrable Securities on Form S-3 (or, if Form S-3 is not available to be used by the Company at such time, on Form S-1 or another appropriate form permitting Registration of such Registrable Securities for resale by such Demanding Holders) for an offering to be made on a continuous basis pursuant to Rule 415, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, within ten (10) days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Demand Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Demand Requesting Holder(s) to the Company, such Demand Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall effect, as soon thereafter as practicable, but not later than the Filing Deadline, the Registration of all Registrable Securities requested by the Demanding Holders and Demand Requesting Holders pursuant to such Demand Registration. Under no circumstances shall the Company be obligated to effect more than an aggregate of two (2) Registrations pursuant to a Demand Registration under this Section 2(a) initiated by the Holders. Each Registration Statement filed hereunder shall contain a description of the Holders planned distribution (unless otherwise directed by at least an 85% majority in interest of the Holders) substantially in the form of “Plan of Distribution” attached hereto as Annex A. The Company shall respond to any comments from the staff of the Commission within 15 days of the receipt of such comments. In the event the amount of Registrable Securities which may be included in the Registration Statement is limited due to SEC Guidance (provided that, the Company shall use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the CDI 612.09) the Company shall use its best efforts to register such maximum portion of the Registrable Securities as permitted by SEC Guidance. Subject to the terms of this Agreement, the Company shall use its best efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Deadline, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold, or may be sold pursuant to Rule 144 without the volume or other limitations of such rule, or not required to be registered in reliance upon the exemption in Section 4(a)(1) or 4(a)(7) under the Securities Act, in either case as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders (the “Effectiveness Period”). Provided, however, during any period of time that the Company’s financial statements contained in a prospectus do not meet the requirements of Securities Act Section 10(a)(3) and the remaining period until the date its Form 10-K is required to be filed (excluding any extended period of time permitted by rule of the Commission) does not exceed 60 days, the Company shall be excused from amending or supplementing its prospectus for the remaining period until the date its Form 10-K is required to be filed (including any extended period of time permitted by rule of the Commission). The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. New York City time on a Trading Day. The Company shall immediately notify the Holders via facsimile or by e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall file a final Prospectus with the Commission as required by Rule 424. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of unregistered Registrable Securities purchased by the Purchasers pursuant to the Purchase Agreement. In the event of a cutback hereunder, the Company shall give the Holder at least five Trading Days prior written notice along with the calculations as to such Holder’s allotment.

(b) Effective Registration. Notwithstanding the provisions of Section 2(a) above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, further, however, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency, the Registration Statement with respect to such Registration shall be deemed not to have been declared effective for purposes of counting Registrations under Section 2(a) above unless and until (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days, of such election; provided, further, however, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or has been terminated. If a Registration Statement registering for resale all of the Registrable Securities (i) is not filed with the Commission by the Company by the Filing Deadline, (ii) is not declared effective by the Commission by the Effectiveness Deadline of the Initial Registration Statement or any other Registration Statement (unless the sole reason for such non-registration of all or any portion of the Registrable Securities as a result of SEC Guidance under Rule 415 or similar rule and CDI 612.09 which limits the number of Registrable Securities which may be included in a registration statement with respect to the Holders), or (iii) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than 30 calendar days during any 12-month period (any such failure or breach being referred to as an “Event”, and the date on which such Event occurs, being referred to as “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash , as partial liquidated damages and not as a penalty, equal to 1% of the purchase price paid by such Holder pursuant to the Purchase Agreement, during which such Event continues uncured. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event. Provided, however, the foregoing liquidated damages shall not accrue or be otherwise charged during any period in which the Holder is eligible to sell the Registrable Securities on any given day under Rule 144 without the volume or other limitations of such rule, or in reliance upon the exemption in Section 4(a)(1) under the Securities Act, or after such Holder has publicly sold its Registrable Securities.

(c) Demand Registration Withdrawal. A majority-in-interest of the Demand Requesting Holders (if any) shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to the Company of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration. If a majority-in-interest of the Demanding Holders initiating a Demand Registration or a majority-in-interest of the Demand Requesting Holders (if any) withdraws from a proposed offering pursuant to this Section 2(e), then such registration shall not count as a Demand Registration provided for in Section 2. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this Section 2(e).

(d) Restrictions on Registration Rights. Notwithstanding anything to the contrary contained herein, the Company shall not be obligated to (but may, at its sole option) file a Registration Statement pursuant to a Demand Registration request made under Section 2 if (A) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company initiated Registration and provided that the Company has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to Section 2(a) and that the Company continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective; or (B) in the good faith judgment of the Board such Registration would be seriously detrimental to the Company and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case the Company shall furnish to such Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to the Company for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, the Company shall have the right to defer such filing for a period of not more than thirty (30) days; provided, however, that the Company shall not defer its obligation in this manner more than once in any 12-month period.

Section 3. Piggy-Back Registration.

(a) If at any time, the Company shall determine to prepare and file a registration statement with the Commission on a form S-1 relating to an offering for its own account or the account of others of any of the Common Stock, which, for the avoidance of doubt, does not include any registration statement filed pursuant to Section 2(a) of this Agreement, the Company shall then prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement filed hereunder shall be on Form S-1 and shall contain a description of the Holders planned distribution substantially in the form of “Plan of Distribution” attached hereto as Annex A. In the event the amount of Registrable Securities which may be included in the Registration Statement is limited due to SEC Guidance (provided that, the Company shall use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the CDI 612.09) the Company shall use its best commercial efforts to register such maximum portion of the Registrable Securities as permitted by SEC Guidance, pro rata among holders of Registrable Securities. Subject to the terms of this Agreement, the Company shall use its best commercial efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof and shall use its best commercial efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold, or may be sold pursuant to Rule 144 without the volume or other limitations of such rule, or not required to be registered in reliance upon the exemption in Section 4(a)(1) or 4(a)(7) under the Securities Act, in either case as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders. Provided, however, during any period of time that the Company’s financial statements contained in a prospectus do not meet the requirements of Securities Act Section 10(a)(3) and the remaining period until the date its Form I0-K is required to be filed (excluding any extended period of time permitted by rule of the SEC) does not exceed sixty (60) days. the Company shall be excused from amending or supplementing its prospectus for the remaining period until the date its Form 10-K is required to be filed (including any extended period of time permitted by rule of the SEC). The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. New York City time on a Trading Day. The Company shall immediately notify the Holders via facsimile or by e-mail of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall file a final Prospectus with the Commission as required by Rule 424. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will be reduced on a pro rata basis based on the total number of unregistered Registrable Securities purchased by the Purchasers pursuant to the Purchase Agreement.

(b) No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities. Except as set forth in the Purchase Agreement, the Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission, provided that this Section 3(b) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement so long as no new securities are registered on any such existing registration statements.

Section 4. Registration Procedures.

(a) In connection with the Company’s registration obligations hereunder, the Company shall: not less than three Trading Days prior to the filing of each Registration Statement and not less than one Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Holders copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of the Holders or counsel for the Holders, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five Trading Days after the Holders have been so furnished copies of a Registration Statement or two Trading Days after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Stockholder Questionnaire”) on a date that is not less than two Trading Days prior to the Filing Deadline or by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

(b) In connection with the Company’s registration obligations hereunder, the Company shall:

(i) prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities,

(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424,

(iii) respond to any comments received from the Commission with respect to a Registration Statement or any amendment thereto within 15 days of the receipt of such comments, and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company may excise any information contained therein which would constitute material non-public information as to any Holder which has not executed a confidentiality agreement with the Company), and

(iv) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided that, any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, that notwithstanding each Holder’s acknowledgement to keep such information confidential, each such Holder makes no acknowledgement that any such information is material, non-public information.

(d) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) Furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system need not be furnished in physical form, and such number of copies of the current Prospectus as each Holder may reasonably request.

(f) Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 4(c).

(g) The Company shall cooperate with any broker-dealer through which a Holder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110 and 5190 and NASD Rule 2710, as requested by any such Holder, and the Company shall pay the filing fee required by such filing within two Trading Days of request therefor.

(h) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or blue sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that, the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i) If requested by a Holder, cooperate with such Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

(j) If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 4(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(k) Comply with all applicable rules and regulations of the Commission.

(l) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. The Company shall not be liable for any damages during any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company’s request.

(m) The Holders acknowledge that the Company’s securities are offered on the OTC Pink Tier of the OTC Markets Group, Inc., which the Commission does not recognize as an established trading market for purposes of satisfying the requirements of Item 501(b)(3) of Regulation S-K. Therefore, the Commission may require that the Registration Statement require the Holders to sell Registrable Securities at a fixed price or within a bona fide price range until the Company’s shares are listed on a national securities exchange or quoted or designated as trading on the OTC Bulletin Board. OTCQX, or OTCQB.

Section 5. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel, independent registered public accountants and transfer agent) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or blue sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with blue sky qualifications or exemptions of the Registrable Securities) and (D) if not previously paid by the Company in connection with an issuer filing, with respect to any filing that may be required to be made by any broker-dealer through which a Holder intends to make sales of Registrable Securities pursuant to FINRA Rule 5110 and 5190 and NASD Rule 2710, so long as the broker-dealer is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, and (v) fees and disbursements of one counsel for the Purchasers, the fees of which are not to exceed [$15,000]. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any Trading Market as required hereunder. In no event shall the Company be responsible for any broker-dealer or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

Section 6. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees and costs of investigation and preparation) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein (it being understood that all information provided in a Selling Stockholder Questionnaire will be deemed to have been furnished by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto) or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved (A) Annex A hereto and (B) any information provided in a Selling Stockholder Questionnaire for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 4(c)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement, each professional advisor to the Company, each underwriter, broker or other Person acting on behalf of the holders of Registrable Securities and each Person who controls any of the foregoing Persons within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus (it being understood that all information provided in a Selling Stockholder Questionnaire will be deemed to have been furnished by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto) or (ii) to the extent that such information relates to such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 4(c)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds (after underwriting fees, commissions, or discounts) actually received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of one law firm reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof except as otherwise provided in this Section 6(c); provided, that, the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses, (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel for all Indemnified Parties that may be represent without conflict by one counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that, the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined not to be entitled to indemnification hereunder.

(d) Contribution. If the indemnification under Section 6(a) or Section 6(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

Section 7. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any Losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) Prohibition on Filing Other Registration Statements. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in any Registration Statements other than the Registrable Securities. The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission, provided that this Section 7(b) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement. In the event that, under SEC Guidance, there is a limitation on the number of Registrable Securities that may be included in a Registration Statement, securities of the Company that have been registered on an effective registration statement of the Company as of the date of this Agreement shall be registered prior to any of the Registrable Securities. Thereafter, the Holders shall have priority over any other security holders with outstanding registration rights. Any reduction pursuant to this Section 7(b) in the number of Registrable Securities registered shall be done on a pro rata basis in accordance with the Holders’ investment made pursuant to the Purchase Agreement.

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(d) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4(c)(iii) through (vi), such Holder will immediately discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable.

(e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of more than 50% of the Registrable Securities. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 7(e).

(f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(h) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 3.1(v) to the Purchase Agreement, neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(i) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(j) Governing Law. All questions concerning the choice of law and venue, construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(m) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(n) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INNOVATION1 BIOTECH INC.

By:
Name:	Frederick Pierce
Title:	Interim CEO

[Signature Page to Registration Rights Agreement]

Name of Holder: __________________________

Signature of Authorized Signatory of Holder: __________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

[SIGNATURE PAGES CONTINUE]

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